388 Greenwich Street

Trading Building

New York, NY 10013

STATEMENT OF COMPLIANCE

I, James Maitland, a Managing Director of Citibank, N.A. (the “Company”), hereby certify, with respect to the Pooling and Servicing Agreements and Trust & Servicing Agreements listed on the attached Schedule A (the “Agreements”), the following:

1. A review of the Company’s activities as Certificate Administrator during the reporting period beginning January 1, 2022 and ending December 31, 2022 (the “Reporting Period”), and of its performance under the Agreements has been made under my supervision.

2. To the best of my knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreements in all material respects throughout the Reporting Period.

This statement is given by the undersigned as an authorized officer of the Company and not in the undersigned’s individual capacity.

388 Greenwich Street

Trading Building

New York, NY 10013

Date: February 28, 2023

Citibank, N.A.

By: __/S/ James Maitland_____

Name: James Maitland

Title: Managing Director

388 Greenwich Street

Trading Building

New York, NY 10013

Schedule A

Citigroup Commercial Mortgage Securities Inc.

1.
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC (as successor to Midland Loan Services, a Division of PNC Bank, National Association), as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2012-GC8.
2.
Pooling and Servicing Agreement, dated as of April 1, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GCJ11.
3.
Pooling and Servicing Agreement, dated as of September 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GC15.
4.
Pooling and Servicing Agreement, dated as of December 1, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GC17.
5.
Pooling and Servicing Agreement, dated as of August 1, 2014, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2014-GC23.

388 Greenwich Street

Trading Building

New York, NY 10013

6.
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2014-GC25.
7.
Pooling and Servicing Agreement, dated as of February 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC27.
8.
Pooling and Servicing Agreement, dated as of April 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for Citigroup Commercial Mortgage Trust 2015-GC29.
9.
Pooling and Servicing Agreement, dated as of July 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC31.
10.
Pooling and Servicing Agreement, dated as of September 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC33.
11.
Pooling and Servicing Agreement, dated as of December 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC35.

388 Greenwich Street

Trading Building

New York, NY 10013

12.
Pooling and Servicing Agreement, dated as of April 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-GC37.
13.
Pooling and Servicing Agreement, dated as of August 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-GC41.
14.
Pooling and Servicing Agreement, dated as of November 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-GC43.
15.
Pooling and Servicing Agreement, dated as of February 1, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2020-GC46.
16.
Pooling and Servicing Agreement, dated as of May 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C1.

388 Greenwich Street

Trading Building

New York, NY 10013

17.
Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C2.
18.
Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C3.
19.
Pooling and Servicing Agreement, dated as of October 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2017-C4.
20.
Pooling and Servicing Agreement, dated as of June 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-C5.
21.
Pooling and Servicing Agreement, dated as of December 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-C6.

388 Greenwich Street

Trading Building

New York, NY 10013

22.
Pooling and Servicing Agreement, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-C7.
23.
Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian for the Citigroup Commercial Mortgage Trust 2015-P1.
24.
Pooling and Servicing Agreement, dated as of April 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2016-P3.
25.
Pooling and Servicing Agreement, dated as of July 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P4.
26.
Pooling and Servicing Agreement, dated as of October 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P5.
27.
Pooling and Servicing Agreement, dated as of December 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P6.

388 Greenwich Street

Trading Building

New York, NY 10013

28.
Pooling and Servicing Agreement, dated as of April 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2017-P7.
29.
Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2017-P8.
30.
Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2017-B1.
31.
Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-B2.
32.
Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the CD 2017-CD5 Mortgage Trust.
33.
Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2018-B3 Commercial Mortgage Trust.

388 Greenwich Street

Trading Building

New York, NY 10013

34.
Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2018-B6 Mortgage Trust.
35.
Pooling and Servicing Agreement, dated as of February 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B9 Mortgage Trust.
36.
Pooling and Servicing Agreement, dated as of August 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B12 Mortgage Trust.
37.
Pooling and Servicing Agreement, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B15 Mortgage Trust.
38.
Pooling and Servicing Agreement, dated as of September 1, 2020 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2020-B19 Mortgage Trust.

388 Greenwich Street

Trading Building

New York, NY 10013

39.
Pooling and Servicing Agreement, dated as of February 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, KeyBank National Association and Situs Holdings, LLC, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B23 Mortgage Trust.
40.
Pooling and Servicing Agreement, dated as of June 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B27 Mortgage Trust.
41.
Pooling and Servicing Agreement, dated as of December 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B31 Mortgage Trust.
42.
Trust and Servicing Agreement, dated as of May 6, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-375P.

43.
Trust and Servicing Agreement, dated as of May 6, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator for the CGBAM Commercial Mortgage Trust 2015-SMRT.

44.
Trust and Servicing Agreement, dated as of February 6, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the 225 Liberty Street Trust 2016-225L.

388 Greenwich Street

Trading Building

New York, NY 10013

45.
Trust and Servicing Agreement, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the MAD Commercial Mortgage Trust 2019-650M.
46.
Trust and Servicing Agreement, dated as of March 6, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator for the Citigroup Commercial Mortgage Trust 2020-555.

47.
Trust and Servicing Agreement, dated as of May 5, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the BX Commercial Mortgage Trust 2020-VIVA.
48.
Trust and Servicing Agreement, dated as of November 6, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2020-420K.
49.
Trust and Servicing Agreement, dated as of April 6, 2021, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer and special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the NYC Commercial Mortgage Trust 2021-909.

CCRE Commercial Mortgage Securities, L.P.

1.
Pooling and Servicing Agreement, dated as of December 1, 2011, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as successor master servicer to Bank of America, National Association, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, Citibank,

388 Greenwich Street

Trading Building

New York, NY 10013

N.A., as certificate administrator, and U.S. Bank National Association as successor trustee to Citibank, N.A. for the CFCRE Commercial Mortgage Trust 2011-C2.

2.
Pooling and Servicing Agreement, dated as of April 1, 2019, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer, Citibank, N.A., as trustee, certificate administrator, paying agent, and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer for the CF 2019-CF1 Mortgage Trust.

3.
Pooling and Servicing Agreement, dated as of October 1, 2019, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC and KeyBank National Association, each as a special servicer, Citibank, N.A., as trustee, certificate administrator, paying agent, and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer for the CF 2019-CF2 Mortgage Trust.

4.
Trust and Servicing Agreement, dated as of March 10, 2020, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as servicer and special servicer, and Citibank, N.A., as certificate administrator, custodian and trustee for the CFK Trust 2020-MF2.

GS Mortgage Securities Corporation II

1.
Pooling and Servicing Agreement, dated as of October 1, 2011 by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as successor special servicer to Torchlight Loan Services, LLC, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank National Trust Company, as trustee for the GS Mortgage Securities Trust 2011-GC5.

388 Greenwich Street

Trading Building

New York, NY 10013

Morgan Stanley Capital I Inc.

1.
Pooling and Servicing Agreement, dated as of August 1, 2014, by and among Morgan Stanley Capital I Inc., as depositor; Wells Fargo Bank, National Association, as master servicer; Rialto Capital Advisors, LLC, as special servicer; Pentalpha Surveillance LLC, as trust advisor; Citibank, N.A. as trustee, certificate administrator, certificate registrar and authenticating agent, and Wells Fargo Bank, National Association as custodian for the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17.